SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2009

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14469	046268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

        On May 1, 2009, Simon Property Group, Inc. (the "Registrant") issued a press release containing information on earnings for the quarter ended March 31, 2009 and other matters. A copy of the press release is attached hereto as Exhibit 99.2 and the information in the press release is incorporated by reference into this report.

        The press release and Supplemental Information package attached as Exhibit 99.1 use the non-GAAP financial measure of Funds from Operations ("FFO"). The Supplemental Information package also uses the non-GAAP measure of Net Operating Income ("NOI"). The Registrant considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"). The Registrant believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts ("REITs") and provide relevant bases for comparison among REITs. The Registrant also uses FFO and NOI internally to measure the operating performance of its portfolio. Reconciliations of net income to FFO on an estimated and historical basis are provided on pages 62 and 69 furnished herewith in Exhibit 99.2. Reconciliations of net income to NOI on a historical basis are provided on page 13 furnished herewith in Exhibit 99.1.

        The Registrant is furnishing the information contained herein, including Exhibit 99.2, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC"). This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

Item 7.01.    Regulation FD Disclosure

        On May 1, 2009, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of March 31, 2009 in the form of a Supplemental Information package, a copy of which is attached as Exhibit 99.1. The Supplemental Information package is also available upon request as specified therein.

        The Registrant is furnishing the information contained herein, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

Item 9.01.    Financial Statements and Exhibits

        Financial Statements:

    None

        Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of March 31, 2009	5
99.2	Earnings Release for the quarter ended March 31, 2009	59

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 1, 2009
SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

SIMON PROPERTY GROUP
Table of Contents
As of March 31, 2009

Description		Page
Exhibit 99.1	Supplemental Information	5
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-6
	Ownership Structure	7
	Changes in Company Common Share and Operating Partnership Unit Ownership	8
	Financial Data
	Selected Financial and Equity Information	9
	Unaudited Pro-Rata Statement of Operations	10-11
	Unaudited Pro-Rata Balance Sheet	12
	Reconciliation of Net Income to NOI	13
	NOI Composition	14
	Analysis of Other Income and Other Expense	15
	Operational Data
	U.S. Portfolio GLA	16
	U.S. Regional Mall Operational Information	17
	U.S. Regional Mall Lease Expirations	18
	U.S. Regional Mall Top Tenants	19
	U.S. Regional Mall Anchor/Big Box Openings, 2009 - 2010	20
	U.S. Regional Mall Property Listing	21-24
	U.S. Premium Outlet Centers® Operational Information	25
	U.S. Premium Outlet Centers® Lease Expirations	26
	U.S. Premium Outlet Centers® Top Tenants	27
	U.S. Premium Outlet Centers® Property Listing	28
	U.S. Community/Lifestyle Centers Operational Information	29
	U.S. Community/Lifestyle Centers Lease Expirations	30
	U.S. Community/Lifestyle Centers Top Tenants	31
	U.S. Community/Lifestyle Centers Property Listing	32-33
	U.S. Mills Portfolio Operational Information	34
	U.S. Mills Portfolio Property Listing	35
	International Operational Information	36
	International Property Listing	37-39
	Development Activity
	Capital Expenditures	40
	U.S. Development Activity Report	41
	International Development Activity Report	42
	Balance Sheet Information
	The Company's Share of Total Debt Amortization and Maturities by Year	43
	Summary of Indebtedness	44
	Summary of Indebtedness by Maturity	45-52
	Unencumbered Assets	53-57
	Preferred Stock/Units Outstanding	58
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	59-70